STONE HARBOR INVESTMENT FUNDS

Supplement dated January 3, 2022 to the Prospectus and Statement of Additional Information

(collectively, the “Prospectus”), dated September 30, 2021 (as supplemented thereafter)

Virtus Investment Partners, Inc., has completed the acquisition of Stone Harbor Investment Partners, LLC (“Stone Harbor”), the investment adviser for each series of Stone Harbor Investment Funds (the “Funds”). Stone Harbor continues to serve as investment adviser to the Funds pursuant to the Interim Advisory Agreement. It is expected that, pending shareholder approval, each of the Funds will reorganize into a corresponding series of Virtus Opportunities Trust, a Delaware statutory trust. Additional information on the arrangements will be provided in subsequent supplements or other documents provided to the shareholders.